                                                                  EXHIBIT 10.104

                                                                  EXECUTION COPY

                             AGREEMENT AND AMENDMENT

                           dated as of March 31, 1999

                                      among

                       FINANCIAL SECURITY ASSURANCE INC.,

                     NATIONAL FINANCIAL AUTO FUNDING TRUST,

                      NATIONAL AUTO FINANCE COMPANY, INC.,

                     NATIONAL AUTO FINANCE 1997-1 TRUST and

                       NATIONAL AUTO FINANCE 1998-1 TRUST

                                       to

                       INSURANCE AND INDEMNITY AGREEMENTS,

                dated as of November 21, 1995, November 13, 1996,
                       July 23, 1997 and January 20, 1998

                               in each case among

                       FINANCIAL SECURITY ASSURANCE INC.,

                    NATIONAL FINANCIAL AUTO FUNDING TRUST and

                       NATIONAL AUTO FINANCE COMPANY, INC.

     and with respect to the Insurance and Indemnity Agreement dated as of July 23, 1997, also among NATIONAL AUTO FINANCE 1997-1 TRUST and with respect to the Insurance and Indemnity Agreement dated as of January 20, 1998, also among NATIONAL AUTO FINANCE 1998-1 TRUST

          AGREEMENT AND AMENDMENT TO INSURANCE AND INDEMNITY AGREEMENTS

         THIS AGREEMENT AND AMENDMENT, dated as of March 31, 1999 (this "Amendment"), among FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security"), NATIONAL FINANCIAL AUTO FUNDING TRUST, a Delaware business trust (the "Transferor"), NATIONAL AUTO FINANCE COMPANY, INC., a Delaware corporation ("NAFI"; formerly National Auto Finance Company L.P., a Delaware limited partnership), NATIONAL AUTO FINANCE 1997-1 TRUST, a Delaware business trust (the "Series 1997-1 Trust'), and NATIONAL AUTO FINANCE 1998-1 TRUST, a Delaware business trust (the "Series 1998-1 Trust"), to INSURANCE AND INDEMNITY AGREEMENT, dated as of November 21, 1995 (as amended as of the date hereof (including by this Amendment) and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Series 1995-1 Insurance Agreement"), among Financial Security, the Transferor and NAFI, INSURANCE AND INDEMNITY AGREEMENT, dated as of November 13, 1996 (as amended as of the date hereof (including by this Amendment) and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Series 1996-1 Insurance Agreement"), among Financial Security, the Transferor and NAFI, INSURANCE AND INDEMNITY AGREEMENT, dated as of July 23, 1997, among Financial Security, the Transferor, NAFI and the Series 1997-1 Trust (as amended as of the date hereof (including by this Amendment) and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Series 1997-1 Insurance Agreement" and INSURANCE AND INDEMNITY AGREEMENT, dated as of January 20, 1998 (as amended as of the date hereof (including by this Amendment) and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Series 1998-1 Insurance Agreement'; the Series 1995-1 Insurance Agreement, the Series 1996-1 Insurance Agreement, the Series 1997-1 Insurance Agreement and the Series 1998-1 Insurance Agreement each an "Insurance Agreement " and, collectively, the "Insurance Agreements").

                                    RECITALS

         WHEREAS, Financial Security, the Transferor and NAFI have each entered into the Series 1995-1 Insurance Agreement and the Series 1996-1 Insurance Agreement and together with Wilmington Trust Company in its capacity as the Owner Trustee of the Series 1997-1 Trust and the Series 1998-1 Trust have each entered into the Series 1997-1 Insurance Agreement and the Series 1998-1 Insurance Agreement (for purposes of this Amendment, Financial Security, the Transferor, NAFI, the Series 1997-1 Trust and the Series 1998-1 Trust are each a "Party" and, collectively, the "Parties"), and each of the Parties desire to hereby amend each of the Insurance Agreements in certain respects as provided below.

         WHEREAS, pursuant to Section 6.01 of each Insurance Agreements, such Insurance Agreement may be amended or otherwise modified from time to time in writing by each of the parties thereto.

                                   AGREEMENTS

         In consideration of the premises set forth above, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which each of the Parties hereto hereby acknowledges, the Parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Defined Terms. Unless defined in this Amendment, capitalized terms used in this Amendment (including in the preamble and the recitals hereto) shall have the meaning assigned to such terms in the Insurance Agreement or Insurance Agreements with respect to which such term is used.

                                   ARTICLE II

                                   AMENDMENTS

         SECTION 2. 1. April 1999 Reporting Date. With respect to the April 1999 Reporting Date, the following shall apply:

                           (a) the Average Delinquency Ratio, Average Net Loss
Rate and the Average Default Rate shall not be a three month average but instead shall be equal to Delinquency Rate, Net Loss Rate and Default Rate, respectively for the March 1999 Due Period;

                           (b) Subsections 5.01(f) and (g) of the Series 1995-1,
Series 1996-1, Series 1997-1 and Series 1998-1 Insurance Agreements are hereby amended by deleting the text set forth in each of such clauses and substituting therefor the following:

                  "(f) the Average Delinquency Ratio as of any Reporting Date is equal to or greater than 14.0%;

                  (g) the Average Default Rate as of any Reporting Date is equal to or greater than 28.0%;"

                           (c) Subsection 5.01(h) of the Series 1995-1, 1996-1
and 1997-1 Insurance Agreements are hereby amended by deleting the text set forth in each of such clauses and substituting therefor the following:

                  "(h) the Average Net Loss Rate as of any Reporting Date is equal to or greater than 17.0%;"

                           (d) Subsection 5.01(h) of the Series 1998-1 Insurance
Agreement is hereby amended by deleting the text set forth in each of such clauses and substituting therefor the following:

                  "(h) the Average Net Loss Rate as of any Reporting Date is equal to or greater than 16.0%;"

         SECTION 2.2. May 1999 Reporting Date. With respect to the May 1999 Reporting Date, the following shall apply:

                           (a) the Average Delinquency Ratio, Average Net Loss
Rate and the Average Default Rate shall be equal to the arithmetic average of the respective Delinquency Ratios, Net Rates and Default Rates for the March 1999 and the April 1999 Due Periods.

                           (b) Subsections 5.01(f) and (g) of the Series 1995-1,
Series 1996-1, Series 1997-1 and Series 1998-1 Insurance Agreements are hereby amended by deleting the text set forth in each of such clauses and substituting therefor the following:

                  "(f) the Average Delinquency Ratio as of any Reporting Date is equal to or greater than 13.0%;

                  (g) the Average Default Rate as of any Reporting Date is equal to or greater than 27.0%;"

                           (c) Subsection 5.01(h) of the Series 1995-1, 1996-1
and 1997-1 Insurance Agreements are hereby amended by deleting the text set forth in each of such clauses and substituting therefor the following:

                  "(h) the Average Net Loss Rate as of any Reporting Date is equal to or greater than 15.5%;"

                           (d) Subsection 5.01(h) of the Series 1998-1 Insurance
Agreement is hereby amended by deleting the text set forth in each of such clauses and substituting therefor the following:

                  "(h) the Average Net Loss Rate as of any Reporting Date is equal to or greater than 14.5%;"

         SECTION 2.3. June 1999 Reporting Date and any Reporting Date thereafter. With respect to the June 1999 Reporting Date and all Reporting Dates thereafter the following shall apply:

                           (a) The Average Delinquency Ratio, Average Net Loss
Rate and Default Rate shall be equal to the arithmetic average of the respective Delinquency Ratios, Net Loss Rates and Default Rates for each of the three Due Periods immediately preceding the Due Period in which such Reporting Date occurs;

                           (b) Subsections 5.01(f) and (g) of the Series 1995-1,
Series 1996-1, Series 1997-1 and Series 1998-1 Insurance Agreements are hereby amended by deleting the text set forth in each of such clauses and substituting therefor the following:

                  "(f) the Average Delinquency Ratio as of any Reporting Date is equal to or greater than 12.0%;

                  (g) the Average Default Rate as of any Reporting Date is equal to or greater than 25.0%;"

                           (c) Subsection 5.01(h) of the Series 1995-1, 1996-1
and 1997-1 Insurance Agreements are hereby amended by deleting the text set forth in each of such clauses and substituting therefor the following:

                  "(h) the Average Net Loss Rate as of any Reporting Date is equal to or greater than 14.0%;"

                           (d) Subsection 5.01(h) of the Series 1998-1 Insurance
Agreement is hereby amended by deleting the text set forth in each of such clauses and substituting therefor the following:

                  "(h) the Average Net Loss Rate as of any Reporting Date is equal to or greater than 13.0%;"

                                   ARTICLE III

                           CONDITION TO EFFECTIVENESS

         SECTION 3.1. Execution and Delivery. This Amendment shall become effective upon receipt by Financial Security of counterparts hereof executed and delivered on behalf of each of the Parties hereto.

                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.1. Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Parties hereto under the Insurance Agreements, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Insurance Agreements, all of which are hereby ratified and affirmed in all respects by each of the Parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Insurance Agreements specifically referred to herein and any references in any of the Insurance

Agreements to the provisions of such Insurance Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

         SECTION 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 4.3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

         SECTION 4.4. Waiver of Notice. Each of the Parties hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

         SECTION 4.5. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Insurance Agreements and shall not affect the construction or interpretation of this Amendment or the Insurance Agreements or any provisions hereof or thereof.

         SECTION 4.6. Directions by Instructing Party. (a) NAFI, by its execution of this Amendment, hereby directs Chase Manhattan Bank Delaware, as owner trustee of National Financial Auto Funding Trust, to consent to this Amendment and to execute and deliver this Amendment and provide the instruction in paragraph (b).

                           (b) Financial Security and National Financial Auto
Funding Trust, each, by its consent to and execution of this Amendment, hereby directs Wilmington Trust Company, as owner trustee of National Auto Finance 1997-1 Trust and as owner trustee of National Auto Finance 1998-1 Trust, to consent to this Amendment and to execute and deliver this Amendment.

                     [Remainder of Page Intentionally Blank]

           IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

                                         FINANCIAL SECURITY ASSURANCE INC.

                                         By: /s/ RICHARD J BAUERFELD
                                            -----------------------------------
                                             Name:  Richard J. Bauerfeld
                                             Title: MD

                                         NATIONAL AUTO FINANCE COMPANY, INC.

                                         By: /s/ KEITH B. STEIN
                                            -----------------------------------
                                             Name:  Keith B. Stein
                                             Title: Vice Chairman and Chief
                                                    Financial Officer

                                         NATIONAL FINANCIAL AUTO FUNDING TRUST

                                         By:   CHASE MANHATTAN BANK DELAWARE,
                                               not in its individual capacity
                                               but solely as owner trustee of
                                               the National Financial Auto
                                               Funding Trust


                                         By: /s/ DENIS KELLY
                                            -----------------------------------
                                             Name:  Denis Kelly
                                             Title: Trust Officer

                        NATIONAL AUTO FINANCE 1997-1 TRUST

                            By: WILMINGTON TRUST COMPANY,
                                not in its individual
                                capacity but solely as
                                owner trustee of the
                                National Auto Finance
                                1997-1 Trust

                            By: /s/ EXECUTED BY AUTHORIZED OFFICER
                               ---------------------------------------
                                Name:  Executed By Authorized Officer
                                Title: Senior Financial Services Officer

                        NATIONAL AUTO FINANCE 1998-1 TRUST

                            By: WILMINGTON TRUST COMPANY,
                                not in its individual
                                capacity but solely as
                                owner trustee of the
                                National Auto Finance
                                1997-1 Trust

                            By: /s/ EXECUTED BY AUTHORIZED OFFICER
                               ---------------------------------------
                                Name:  Executed By Authorized Officer
                                Title: Senior Financial Services Officer